UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8372

Travelers Series Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  October 31
Date of reporting period: October 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

                          TRAVELERS SERIES FUND INC.

                                 SMITH BARNEY
                          AGGRESSIVE GROWTH PORTFOLIO

                                 SMITH BARNEY
                            MID CAP CORE PORTFOLIO

                      ANNUAL REPORT  |  OCTOBER 31, 2003



         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

                   WHAT'S INSIDE


Letter from the Chairman......................   1

Manager Overview:

 Smith Barney Aggressive Growth Portfolio.....   3

 Smith Barney Mid Cap Core Portfolio..........   5

Fund Performance:

 Smith Barney Aggressive Growth Portfolio.....   8

 Smith Barney Mid Cap Core Portfolio..........  10

Schedules of Investments......................  12

Statements of Assets and Liabilities..........  20

Statements of Operations......................  21

Statements of Changes in Net Assets...........  22

Notes to Financial Statements.................  24

Financial Highlights..........................  30

Independent Auditors' Report..................  32

Additional Information........................  33

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer



Dear Shareholder,

Historically low interest rates and the federal tax cut helped stimulate the economy and the stock market during the funds' fiscal year ended October 31, 2003. Despite a reluctance by businesses to hire and to make capital expenditures, and despite continued concerns about terrorism and ongoing violence in Iraq, the global economy and the U.S. economy showed positive signs this past year. The stock market rebounded strongly, particularly those stocks that are most volatile and those whose prices may have fallen the farthest during the bear market that lasted roughly from Spring 2000 through Fall 2002. This strength was particularly notable among mid-cap and small-cap stocks.

For a more detailed review of how your fund performed within this market environment, continue reading this report. As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 21, 2003

               1 Travelers Series Fund Inc. | 2003 Annual Report

                           PERFORMANCE OF THE FUNDS
                           AS OF OCTOBER 31, 2003/1/

                                                             6 Months 12 Months
Smith Barney Aggressive Growth Portfolio                      15.45%    25.74%
Russell 3000 Growth Index/2/                                  18.06%    23.36%
Average of Lipper variable multi-cap growth funds/3/          21.85%    27.50%

Smith Barney Mid Cap Core Portfolio                           20.72%    22.28%
S&P MidCap 400 Index/4/                                       25.61%    30.61%
Average of Lipper variable mid-cap growth funds/5/            25.61%    31.04%

/1/The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the funds. Past performance is not indicative of future results.
/2/The Russell 3000 Growth Index measures the performance of those Russell 3000
   Index companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.
/3/Lipper Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the period ended October 31, 2003, calculated among 105 funds for the six-month period and among 104 funds for the 12-month period in the fund's Lipper peer group including the reinvestment of dividends and capital gains.
/4/The S&P MidCap 400 Index is a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Please note that an investor cannot invest directly in an index.
/5/Returns are based on the period ended October 31, 2003 calculated among 119 funds for the six-month period and among 115 funds for the 12-month period, in the fund's Lipper peer group including the reinvestment of dividends and capital gains.


               2 Travelers Series Fund Inc. | 2003 Annual Report

                               MANAGER OVERVIEW


Smith Barney Aggressive Growth Portfolio

Performance Review
For the 12 months ended October 31, 2003, the fund returned 25.74%. The fund outperformed the Russell 3000 Growth Index,/i/ which returned 23.36% for the same period. The fund's strength was broad-based, with particularly good performance demonstrated by its healthcare and financial services securities as well as by select technology holdings. Past performance is no guarantee of future results.

Market Overview
Rarely does history repeat itself in the stock market, yet there are remarkable similarities between the performance of stocks before and after the Iraq confrontations in 1991 and 2003. In both cases, the equity markets declined prior to the onset of armed conflict due, at least in part, to a sharp rise in the price of crude oil. Traders feared a possible disruption to energy supplies during the fighting. When it became evident, in both instances, that the United States would prevail with little to no disruption to energy supplies, the stock market staged a strong rally and the price of oil declined. The U.S. economy was in recession prior to the conflict in 1991, aggravated by the surge in energy prices following Iraq's occupation of Kuwait. In early 2003, while no longer officially in recession, the U.S. economy was again quite weak, having never fully recovered from the terrorist strikes in 2001 and effects of the unwinding of the speculative stock market bubble of the late 1990s. In both cases, the quick victories in Iraq led to economic and stock market rebounds.

The 2003 stock market rally's seeds were sown last summer. The Fed has remained extremely accommodative, having cut short-term interest rates 13 times since 2000. It has also indicated to the markets that it intends to keep short-term rates low for an extended period to ensure that economic growth will not just resume, but will be sustained. Long-term interest rates rose sharply during the summer following a plunge to the lowest levels seen in two generations. The steepening of the yield curve is a normal consequence of an improving tone in the economy.

               3 Travelers Series Fund Inc. | 2003 Annual Report

Fund Performance/1/
During the last 12 months, we continued to use a bottom-up,/ii/ buy-and-hold strategy. We sought to identify true growth companies, whose success is not overly reliant on the traditional business cycle. Following weak performance into the July 2002 lows, biotechnology and other healthcare securities staged strong recoveries and were contributors to the fund's performance. Positive contributors to performance included Genzyme Corp., Amgen Inc. and Chiron Corp. In the financial sector, the Fed's low interest rates and the equity market's recovery helped improve the earnings and stock prices of Merrill Lynch & Co., Inc. and Lehman Brothers Holdings Inc.

Two securities, which detracted from results in the past year were IDEC Pharmaceuticals Corp. and Micron Technology, Inc. In July, IDEC announced a merger agreement of equals with Biogen Inc., which will create the world's third largest independent biotechnology company. Micron underperformed because of weakness in the price of computer memory.

Thank you for your investment in the Smith Barney Aggressive Growth Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Richard A. Freeman
Richard A. Freeman
Portfolio Manager

November 21, 2003



/1/The fund's top 10 holdings as of October 31, 2003 were UnitedHealth Group
   Inc. (5.19%), Lehman Brothers Holdings Inc. (5.08%), Forest Laboratories, Inc. (5.08%), Chiron Corp. (4.98%), Amgen Inc. (4.84%), Genzyme Corp. (4.75%), Comcast Corp., Special Class A Shares (4.26%), Merrill Lynch & Co., Inc. (3.84%), Weatherford International Ltd. (3.54%) and Cablevision Systems NY Group, Class A Shares (3.46%).

               4 Travelers Series Fund Inc. | 2003 Annual Report

                               MANAGER OVERVIEW

Smith Barney Mid Cap Core Portfolio

Performance Update
For the 12 months ended October 31, 2003, the fund returned 22.28%. The fund underperformed its unmanaged benchmark, the S&P MidCap 400 Index ("MidCap Index"),/iii/ which returned 30.61% for the same period. The fund underperformed mainly because it did not own many of the MidCap Index's smallest companies. During this period, the smallest quintile (one-fifth) of the MidCap Index gained an average of about 60%. The largest company in this quintile had a market value of approximately $800 million; the fund typically invests in companies whose market capitalizations range from $1 billion to $10 billion.

Market Overview
Early this year, the economy did not show any clear sign of improvement and the stock market was near multi-year lows. Eventually, aggressive monetary and fiscal policies and the winding down of excess inventory and capacity began to slowly ease the pressure on corporate earnings. Because expenses were carefully controlled during the economic downturn, corporations were able to convert modest revenue increases into positive earnings surprises in the second and third calendar quarters. This set up a dramatic bounce in the equity markets, which began in March. However, in spite of a sense of trepidation by individual investors, institutional investors emphasized the companies with the greatest operating and financial leverage coming off the bottom. This could well have to do with hedge funds covering short positions and moving to a net long position as many of the worst performing stocks over the previous three years turned in huge performance gains.

We feel that a transition in leadership is starting to take hold, replacing the more volatile lower quality and micro-cap stocks that led earlier this year. Our strategy of focusing on established, well-positioned mid-cap companies with strong franchises and consistent growth was not in favor during the period.

We continue to use a methodical approach in managing the portfolio, emphasizing stock selection and diversification while managing risk. We look for companies with clearly-stated objectives and strategies, long-term viable business models and successful historical execution. We believe companies with strong balance sheets generating healthy cash flows with recognized franchise positions

               5 Travelers Series Fund Inc. | 2003 Annual Report will be well positioned to drive shareholder value through investment, acquisitions, share buybacks or dividends.

Fund Performance/2/
The biggest contributor to the fund's performance for the period was the fund's position in Gilead Sciences, Inc. The other two top contributors were Doral Financial Corp. and VERITAS Software Corp. Gilead is a biopharmaceutical company with several marketed products for the treatment of infectious disease, including Viread and Emtriva for HIV, Hepsera for hepatitis, and Tamiflu for the treatment of influenza. The company benefited from strong sales of Viread. Doral Financial is the largest mortgage bank and the fastest growing commercial bank in Puerto Rico. Veritas Software enables customers to protect, manage and access their business-critical information and data assets.

The fund's underperformance was due partly to stock selection in addition to the lack of representation in the MidCap Index's smaller companies; specifically the fund's positions in IDEC Pharmaceuticals Corp., Universal Health Services, Inc. and L-3 Communications Holdings, Inc. IDEC Pharmaceutical, in the healthcare sector, was the largest single detractor from fund performance during the period. IDEC engages in the discovery, development and commercialization of drugs for the treatment of cancer and autoimmune and inflammatory diseases. Its main product, Rituxan, is used to treat certain non-Hodgkin's lymphomas. The stock underperformed due to several factors:
Slower than expected uptake of Zevalin, fears that Rituxan growth would slow if the results of clinical trials were negative, and poor investor reaction to IDEC's merger with Biogen. These negative factors, however, were somewhat offset by the stock's valuation.

Universal Health Services operates facilities nationwide and in France including medical, surgical acute care and behavioral health hospitals, ambulatory surgery, and radiation therapy centers. The stock's performance was negatively affected earlier this year when the company's chief financial officer abruptly resigned. In addition, during the year, hospital stocks were hurt by sector rotation as investors focused on sectors that were more sensitive to the economy's growth potential.

/2/The fund's top 10 holdings as of October 31, 2003 were: AMBAC Financial
   Group, Inc. (2.05%), M&T Bank Corp. (1.83%), Marvel Enterprises, Inc. (1.79%), Bowater Inc. (1.78%), VERITAS Software Corp. (1.71%), Investors Financial Services Corp. (1.69%), Gilead Sciences, Inc. (1.68%), Williams-Sonoma, Inc. (1.65%), Murphy Oil Corp. (1.58%) and Integrated Device Technology, Inc. (1.52%).


               6 Travelers Series Fund Inc. | 2003 Annual Report

Thank you for your investment in the Smith Barney Mid Cap Core Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Lawrence Weissman
Lawrence B. Weissman, CFA
Portfolio Manager

November 21, 2003

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2003 and are subject to change. Please refer to pages 12 through 19 for a list and percentage breakdown of the funds' holdings.
/i/The Russell 3000 Growth Index measures the performance of those Russell 3000
   Index companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.
/ii/Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
/iii/The S&P MidCap 400 Index is a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Please note that an investor cannot invest directly in an index.

Additional Information About Your Fund
The Funds' Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

               7 Travelers Series Fund Inc. | 2003 Annual Report

                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO


 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

Twelve Months Ended 10/31/03 25.74%
-----------------------------------
11/1/99* through 10/31/03     3.42
-----------------------------------

 CUMULATIVE TOTAL RETURN+ (UNAUDITED)

11/1/99* through 10/31/03                                                14.39%
------------------------------------------------------------------------------
+ Assumes the reinvestment of all dividends and capital gain distributions.
          Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
* Commencement of operations.

               8 Travelers Series Fund Inc. | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)

                  Value of $10,000 Invested in Shares of the
                 Smith Barney Aggressive Growth Portfolio vs.
                          Russell 3000 Growth Index+

--------------------------------------------------------------------------------

                         November 1999 -- October 2003

                   [CHART]

             Smith Barney          Russell
              Aggressive         3000 Growth
           Growth Portfolio         Index
          -----------------   -----------------
11/1/99        $10,000             $10,000
10/00           15,041              10,980
10/01           12,329               6,661
10/02            9,097               5,347
10/31/03        11,439               6,596

+Hypothetical illustration of $10,000 invested in shares of the Smith Barney
 Aggressive Growth Portfolio on November 1, 1999 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2003. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

               9 Travelers Series Fund Inc. | 2003 Annual Report

                      SMITH BARNEY MID CAP CORE PORTFOLIO

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

Twelve Months Ended 10/31/03 22.28%
-----------------------------------
11/1/99* through 10/31/03     5.57
-----------------------------------

 CUMULATIVE TOTAL RETURN+ (UNAUDITED)

11/1/99* through 10/31/03                                             24.21%
---------------------------------------------------------------------------
+ Assumes the reinvestment of all dividends and capital gain distributions.
  Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
* Commencement of operations.

              10 Travelers Series Fund Inc. | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Value of $10,000 Invested in Shares of the
                    Smith Barney Mid Cap Core Portfolio vs.
                           the S&P MidCap 400 Index+

--------------------------------------------------------------------------------
                         November 1999 -- October 2003

                      [CHART]

                  Smith Barney           S&P MidCap
             Mid Cap Core Portfolio       400 Index
          ---------------------------   ------------
11/1/99              $10,000              $10,000
10/00                 14,236               13,016
10/01                 10,881               11,395
10/02                 10,158               10,853
10/31/03              12,421               14,175


+Hypothetical illustration of $10,000 invested in shares of the Smith Barney
 Mid Cap Core Portfolio on November 1, 1999 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2003. The S&P MidCap 400 Index is a widely recognized index of 400 medium-capitalization stocks. Figures for the S&P MidCap 400 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.


              11 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS                                       OCTOBER 31, 2003

                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

  SHARES                SECURITY                  VALUE
-----------------------------------------------------------
COMMON STOCK -- 88.5%
Aerospace & Defense -- 2.1%
   278,800 L-3 Communications Holdings, Inc.* $  13,031,112
-----------------------------------------------------------
Banks -- 0.4%
    33,000 Astoria Financial Corp.                1,143,120
    54,900 Roslyn Bancorp, Inc.                   1,479,006
-----------------------------------------------------------
                                                  2,622,126
-----------------------------------------------------------
Biotechnology -- 21.9%
     1,400 Albany Molecular Research, Inc.*          20,580
   162,500 Alkermes, Inc.*                        2,107,625
   488,745 Amgen Inc.*                           30,184,891
   110,150 CancerVax Corp.*                       1,417,630
   568,850 Chiron Corp.*                         31,076,275
    43,200 Genentech, Inc.*                       3,541,104
   645,168 Genzyme Corp.*                        29,613,211
   478,806 IDEC Pharmaceuticals Corp.*+          16,820,455
   215,775 ImClone Systems Inc.*                  7,498,181
   224,750 Isis Pharmaceuticals, Inc.*            1,494,588
   663,905 Millennium Pharmaceuticals, Inc.*     10,569,368
     2,300 Nabi Biopharmaceuticals*                  25,369
   173,000 Nanogen, Inc.*                           576,090
       800 Tularik Inc. *                            10,056
   229,400 Vertex Pharmaceuticals Inc.*           3,009,728
-----------------------------------------------------------
                                                137,965,151
-----------------------------------------------------------
Commingled Fund -- 1.3%
   225,000 Nasdaq-100 Index Tracking Stock*       7,915,500
-----------------------------------------------------------
Communications Equipment -- 2.9%
   161,100 C-COR.net Corp.*                       1,623,888
   760,000 Motorola, Inc.                        10,282,800
   384,325 Nokia Oyj, Sponsored ADR               6,529,682
-----------------------------------------------------------
                                                 18,436,370
-----------------------------------------------------------
Computers & Peripherals -- 2.5%
   509,076 Maxtor Corp.*                          6,959,069
   242,000 Quantum Corp.*                           752,620
   100,000 SanDisk Corp.*                         8,060,000
-----------------------------------------------------------
                                                 15,771,689
-----------------------------------------------------------
Diversified Financials -- 10.3%
    72,725 CIT Group Inc.                         2,445,014
   440,300 Lehman Brothers Holdings Inc.         31,701,600

                      See Notes to Financial Statements.

              12 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

  SHARES                     SECURITY                        VALUE
----------------------------------------------------------------------
Diversified Financials -- 10.3% (continued)
   404,400 Merrill Lynch & Co., Inc.                     $  23,940,480
     2,415 National Financial Partners Corp.*                   65,446
   153,010 Neuberger Berman Inc.                             6,632,984
----------------------------------------------------------------------
                                                            64,785,524
----------------------------------------------------------------------
Diversified Telecommunication Services -- 0.2%
    71,000 AT&T Corp.                                        1,319,890
----------------------------------------------------------------------
Electronic Equipment & Instruments -- 0.1%
    12,400 Excel Technology, Inc.*                             349,060
----------------------------------------------------------------------
Energy Equipment & Services -- 4.7%
   165,800 Core Laboratories N.V.*                           2,538,398
   453,150 Grant Prideco, Inc.*                              5,138,721
   636,450 Weatherford International Ltd.*                  22,116,638
----------------------------------------------------------------------
                                                            29,793,757
----------------------------------------------------------------------
Healthcare Equipment & Supplies -- 0.2%
    55,100 Biosite Inc.*                                     1,421,580
     5,400 Cygnus, Inc.*                                         1,188
----------------------------------------------------------------------
                                                             1,422,768
----------------------------------------------------------------------
Healthcare Providers & Services -- 5.1%
   636,000 UnitedHealth Group Inc.                          32,359,680
----------------------------------------------------------------------
Industrial Conglomerates -- 2.7%
   812,412 Tyco International Ltd.                          16,963,163
----------------------------------------------------------------------
Internet Software & Services -- 0.0%
    25,000 ParthusCeva, Inc.*                                  184,750
----------------------------------------------------------------------
Machinery -- 0.5%
   135,000 Pall Corp.                                        3,159,000
----------------------------------------------------------------------
Media -- 15.0%
 1,068,275 Cablevision Systems NY Group, Class A Shares*    21,579,155
   114,842 Comcast Corp., Class A Shares*                    3,895,441
   815,260 Comcast Corp., Special Class A Shares*           26,593,781
 1,486,400 Liberty Media Corp., Class A Shares*             14,997,776
 1,030,367 Time Warner Inc.*                                15,754,311
   274,699 Viacom Inc., Class B Shares                      10,952,249
    34,600 World Wrestling Entertainment, Inc.                 387,174
----------------------------------------------------------------------
                                                            94,159,887
----------------------------------------------------------------------
Pharmaceuticals -- 9.1%
   633,800 Forest Laboratories, Inc.*                       31,696,338
   280,000 ICN Pharmaceuticals, Inc.                         5,406,800
   189,448 Johnson & Johnson                                 9,534,918
   541,666 King Pharmaceuticals, Inc.*                       7,258,324

                      See Notes to Financial Statements.

              13 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

  SHARES                                    SECURITY                                    VALUE
-------------------------------------------------------------------------------------------------
Pharmaceuticals -- 9.1% (continued)
     12,189 Pfizer Inc.                                                              $    385,172
    101,200 SICOR Inc.*                                                                 2,712,160
-------------------------------------------------------------------------------------------------
                                                                                       56,993,712
-------------------------------------------------------------------------------------------------
Semiconductor Equipment & Products -- 6.8%
    125,000 Cabot Microelectronics Corp.*                                               7,125,000
    229,000 Cirrus Logic, Inc.*                                                         1,868,640
    115,000 Cree, Inc.*                                                                 2,042,400
     75,000 DSP Group, Inc.*                                                            1,791,000
    277,334 Intel Corp.                                                                 9,165,889
    654,300 Micron Technology, Inc.*                                                    9,382,662
    470,000 RF Micro Devices, Inc.*                                                     5,503,700
     10,300 Standard Microsystems Corp.*                                                  309,000
    241,091 Teradyne, Inc.*                                                             5,492,053
-------------------------------------------------------------------------------------------------
                                                                                       42,680,344
-------------------------------------------------------------------------------------------------
Software -- 1.1%
     92,000 Advent Software, Inc.*                                                      1,684,520
    100,000 Autodesk, Inc.                                                              1,925,000
     32,264 Microsoft Corp.                                                               843,704
    105,000 RSA Security Inc.*                                                          1,361,850
     75,000 Verity, Inc.*                                                               1,053,750
-------------------------------------------------------------------------------------------------
                                                                                        6,868,824
-------------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 1.6%
  1,409,360 AT&T Wireless Services Inc.*                                               10,217,860
-------------------------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $625,823,460)                                                    557,000,167
-------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                    SECURITY                                    VALUE
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.5%
$72,511,000 Goldman, Sachs & Co., 0.960% due 11/3/03; Proceeds at maturity --
             $72,516,801; (Fully collateralized by U.S. Treasury Bonds and Inflation
             Indexed Notes, 3.375% to 13.875% due 5/15/11 to 4/15/32; Market
             value -- $73,961,383) (Cost -- $72,511,000)                               72,511,000
-------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%
            (Cost -- $698,334,460**)                                                 $629,511,167
-------------------------------------------------------------------------------------------------

* Non-income producing security.
+ Subsequent to the reporting period, the company changed its name to Biogen
  Idec Inc. due to a merger.
** Aggregate cost for Federal income tax purposes is $699,658,959.

                      See Notes to Financial Statements.

              14 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SMITH BARNEY MID CAP CORE PORTFOLIO

 SHARES                     SECURITY                      VALUE
-------------------------------------------------------------------
COMMON STOCK -- 94.5%
Aerospace & Defense -- 1.0%
   17,580 Alliant Techsystems Inc.*                    $    909,941
-------------------------------------------------------------------
Air Freight & Couriers -- 1.7%
   26,825 CH Robinson Worldwide, Inc.                     1,051,004
   10,875 Expeditors International of Washington, Inc.      408,247
-------------------------------------------------------------------
                                                          1,459,251
-------------------------------------------------------------------
Banks -- 5.0%
   39,575 Banknorth Group, Inc.                           1,239,489
   16,970 M&T Bank Corp.                                  1,593,483
   32,395 National Commerce Financial Corp.                 889,891
   10,350 Zions Bancorp.                                    634,352
-------------------------------------------------------------------
                                                          4,357,215
-------------------------------------------------------------------
Biotechnology -- 3.4%
   26,680 Gilead Sciences, Inc.*                          1,456,194
   26,050 IDEC Pharmaceuticals Corp.*+                      915,136
   22,000 MedImmune, Inc.*                                  586,520
-------------------------------------------------------------------
                                                          2,957,850
-------------------------------------------------------------------
Building Products -- 1.1%
   10,235 American Standard Cos. Inc.*                      979,489
-------------------------------------------------------------------
Chemicals -- 1.2%
   22,200 Valspar Corp.                                   1,058,940
-------------------------------------------------------------------
Commercial Services & Supplies -- 2.5%
   20,550 DST Systems, Inc.*                                777,201
   17,050 Manpower Inc.                                     791,120
   16,774 Weight Watchers International, Inc.*              618,961
-------------------------------------------------------------------
                                                          2,187,282
-------------------------------------------------------------------
Communications Equipment -- 1.2%
   94,850 3Com Corp.*                                       682,920
   75,950 ADC Telecommunications, Inc.*                     193,672
   32,175 CIENA Corp.*                                      206,242
-------------------------------------------------------------------
                                                          1,082,834
-------------------------------------------------------------------
Computers & Peripherals -- 0.8%
   25,550 Electronics for Imaging, Inc.*                    692,405
-------------------------------------------------------------------
Construction & Engineering -- 1.4%
   26,520 Jacobs Engineering Group Inc.*                  1,228,406
-------------------------------------------------------------------

                      See Notes to Financial Statements.

              15 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                      SMITH BARNEY MID CAP CORE PORTFOLIO

       SHARES                      SECURITY                      VALUE
      -------------------------------------------------------------------
      Containers & Packaging -- 1.9%
         29,750 Pactiv Corp.*                                  $  655,988
         62,325 Smurfit-Stone Container Corp.*                    966,038
      -------------------------------------------------------------------
                                                                1,622,026
      -------------------------------------------------------------------
      Diversified Financials -- 4.1%
          9,725 The First Marblehead Corp.*                       215,409
         41,470 Investors Financial Services Corp.              1,465,135
          8,975 Jefferies Group, Inc.                             278,225
          2,120 National Financial Partners Corp.*                 57,452
         34,050 Providian Financial Corp.*                        378,296
         55,232 Waddell & Reed Financial, Inc., Class A Shares  1,225,046
      -------------------------------------------------------------------
                                                                3,619,563
      -------------------------------------------------------------------
      Electric Utilities -- 1.7%
         20,675 Puget Energy, Inc.                                469,943
         29,925 Wisconsin Energy Corp.                            980,044
      -------------------------------------------------------------------
                                                                1,449,987
      -------------------------------------------------------------------
      Electrical Equipment -- 0.8%
         23,750 Rockwell Automation, Inc.                         737,438
      -------------------------------------------------------------------
      Electronic Equipment & Instruments -- 1.8%
         15,850 Diebold, Inc.                                     904,401
         23,275 Jabil Circuit, Inc.*                              648,209
      -------------------------------------------------------------------
                                                                1,552,610
      -------------------------------------------------------------------
      Energy Equipment & Services -- 3.2%
         18,165 Cooper Cameron Corp.*                             777,825
         27,550 GlobalSantaFe Corp.                               620,150
         15,975 Nabors Industries, Ltd.*                          603,855
         20,500 Smith International, Inc.*                        763,215
      -------------------------------------------------------------------
                                                                2,765,045
      -------------------------------------------------------------------
      Food & Drug Retailing -- 1.3%
         23,580 Performance Food Group Co.*                       878,355
         22,900 Wild Oats Markets, Inc.*                          237,702
      -------------------------------------------------------------------
                                                                1,116,057
      -------------------------------------------------------------------
      Food Products -- 0.8%
         29,540 Hormel Foods Corp.                                729,343
      -------------------------------------------------------------------
      Gas Utilities -- 0.7%
         36,150 Southern Union Co.*                               636,602
      -------------------------------------------------------------------

                      See Notes to Financial Statements.

              16 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                      SMITH BARNEY MID CAP CORE PORTFOLIO

      SHARES                       SECURITY                       VALUE
     ---------------------------------------------------------------------
     Healthcare Equipment & Supplies -- 2.0%
        17,975 DENTSPLY International Inc.                      $  794,315
        16,050 St. Jude Medical, Inc.*                             933,468
     ---------------------------------------------------------------------
                                                                 1,727,783
     ---------------------------------------------------------------------
     Healthcare Providers & Services -- 3.3%
        25,675 Caremark Rx, Inc.*                                  643,159
        12,550 Henry Schein, Inc.*                                 778,728
        18,565 Lincare Holdings Inc.*                              722,921
        15,680 Universal Health Services, Inc., Class B Shares*    737,744
     ---------------------------------------------------------------------
                                                                 2,882,552
     ---------------------------------------------------------------------
     Hotels, Restaurants & Leisure -- 0.5%
        19,400 Landry's Restaurants, Inc.                          485,582
     ---------------------------------------------------------------------
     Household Durables -- 2.2%
        10,650 Fortune Brands, Inc.                                693,847
         8,375 Lennar Corp., Class A Shares                        769,244
         6,600 Mohawk Industries, Inc.*                            489,192
     ---------------------------------------------------------------------
                                                                 1,952,283
     ---------------------------------------------------------------------
     Insurance -- 5.3%
        25,165 Ambac Financial Group, Inc. (a)(b)                1,780,172
        22,085 IPC Holdings, Ltd.                                  827,083
         3,580 Old Republic International Corp.                    128,665
        14,425 PartnerRe Ltd.                                      782,845
         1,300 The PMI Group, Inc.                                  49,699
        33,575 Willis Group Holdings Ltd.                        1,118,048
     ---------------------------------------------------------------------
                                                                 4,686,512
     ---------------------------------------------------------------------
     Internet Software & Services -- 0.5%
        53,700 CNET Networks, Inc.*                                437,118
     ---------------------------------------------------------------------
     Leisure Equipment & Products -- 1.8%
        52,925 Marvel Enterprises, Inc.*                         1,558,641
     ---------------------------------------------------------------------
     Machinery -- 5.1%
         9,125 Eaton Corp.                                         914,690
        27,455 IDEX Corp.                                        1,020,777
        18,800 Navistar International Corp.*                       760,084
        44,150 Pall Corp.                                        1,033,110
        15,350 SPX Corp.*                                          738,642
     ---------------------------------------------------------------------
                                                                 4,467,303
     ---------------------------------------------------------------------
     Media -- 6.7%
         2,450 Citadel Broadcasting Co.*                            48,265
        13,710 The E.W. Scripps Co., Class A Shares              1,273,796
        19,625 Getty Images, Inc.*                                 877,238


                      See Notes to Financial Statements.


              17 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                      SMITH BARNEY MID CAP CORE PORTFOLIO

 SHARES                      SECURITY                       VALUE
--------------------------------------------------------------------
Media -- 6.7% (continued)
   15,730 Imax Corp.*                                    $   142,341
   18,200 Meredith Corp.                                     883,064
    9,450 Pixar, Inc.*                                       650,254
   32,285 Univision Communications Inc., Class A Shares*   1,096,076
    1,183 The Washington Post Co., Class B Shares            872,356
--------------------------------------------------------------------
                                                           5,843,390
--------------------------------------------------------------------
Metals & Mining -- 0.5%
   13,950 Inco Ltd.*                                         463,140
--------------------------------------------------------------------
Oil & Gas -- 2.5%
   23,195 Murphy Oil Corp.                                 1,368,041
   20,440 Newfield Exploration Co.*                          812,081
--------------------------------------------------------------------
                                                           2,180,122
--------------------------------------------------------------------
Paper & Forest Products -- 1.8%
   37,875 Bowater Inc. (a)                                 1,546,436
--------------------------------------------------------------------
Personal Products -- 2.2%
   17,580 Alberto-Culver Co., Class A Shares               1,114,396
   21,950 The Estee Lauder Cos., Inc., Class A Shares        820,710
--------------------------------------------------------------------
                                                           1,935,106
--------------------------------------------------------------------
Pharmaceuticals -- 1.1%
   15,700 Medicis Pharmaceutical Corp., Class A Shares       994,595
--------------------------------------------------------------------
Real Estate -- 0.5%
   13,747 The St. Joe Co.                                    454,201
--------------------------------------------------------------------
Road & Rail -- 0.9%
   32,975 Heartland Express, Inc.                            819,099
--------------------------------------------------------------------
Semiconductor Equipment & Products -- 4.9%
   18,580 Actel Corp.*                                       501,288
   50,775 ASML Holding N.V., New York Registered Shares*     891,101
   83,950 Integrated Device Technology, Inc.*              1,318,015
   15,800 International Rectifier Corp.*                     754,134
   27,425 Lam Research Corp.*                                788,194
--------------------------------------------------------------------
                                                           4,252,732
--------------------------------------------------------------------
Software -- 9.5%
   10,925 Adobe Systems, Inc.                                478,952
   42,125 Amdocs Ltd.*                                       904,002
   91,075 BEA Systems, Inc.*                               1,265,942
   24,930 Mercury Interactive Corp.*                       1,157,749
   67,950 Novell, Inc.*                                      398,866
   86,850 Quest Software, Inc.*                            1,294,065
   36,900 Siebel Systems, Inc.*                              464,571

                      See Notes to Financial Statements.

              18 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                      SMITH BARNEY MID CAP CORE PORTFOLIO

  SHARES                                  SECURITY                                   VALUE
---------------------------------------------------------------------------------------------
Software -- 9.5% (continued)
    22,450 Take-Two Interactive Software, Inc.*                                   $   887,898
    41,115 VERITAS Software Corp.*                                                  1,486,307
---------------------------------------------------------------------------------------------
                                                                                    8,338,352
---------------------------------------------------------------------------------------------
Specialty Retail -- 4.5%
     9,300 Abercrombie & Fitch Co., Class A Shares*                                   265,050
    15,500 CarMax, Inc.*                                                              488,405
    33,265 Christopher & Banks Corp.                                                  971,338
    30,675 PETsMART, Inc.                                                             785,587
    40,675 Williams-Sonoma, Inc.*                                                   1,437,048
---------------------------------------------------------------------------------------------
                                                                                    3,947,428
---------------------------------------------------------------------------------------------
Textiles & Apparel -- 0.0%
     1,205 Carter's, Inc.*                                                             33,740
---------------------------------------------------------------------------------------------
Trading Companies & Distributors -- 2.5%
    14,140 CDW Corp.                                                                  849,107
    29,375 Fastenal Co. (a)                                                         1,306,306
---------------------------------------------------------------------------------------------
                                                                                    2,155,413
---------------------------------------------------------------------------------------------
Water Utilities -- 0.6%
    22,150 Philadelphia Suburban Corp.                                                523,183
---------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $70,771,861)                                                   82,826,995
---------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                  SECURITY                                   VALUE
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.5%
$4,844,000 Merrill Lynch & Co., Inc., 0.990% due 11/3/03; Proceeds at maturity --
            $4,844,400; (Fully collateralized by U.S. Treasury Inflationary Index
            Notes and Bonds, 0.000% to 3.625% due 7/15/12 to 4/15/28; Market
            value -- $4,940,911) (Cost -- $4,844,000)                               4,844,000
---------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100.0%
           (Cost -- $75,615,861**)                                                $87,670,995
---------------------------------------------------------------------------------------------

* Non-income producing security.
+ Subsequent to the reporting period, the company changed its name to Biogen
  Idec Inc. due to a merger.
(a) All or a portion of this security is segregated for open futures contracts commitments.
(b) A portion of this security is held as collateral for open futures contracts commitments.
** Aggregate cost for Federal income tax purposes is $76,021,903.

                      See Notes to Financial Statements.

              19 Travelers Series Fund Inc. | 2003 Annual Report

 STATEMENTS OF ASSETS AND LIABILITIES                           OCTOBER 31, 2003

                                                               Smith Barney    Smith Barney
                                                             Aggressive Growth Mid Cap Core
                                                                 Portfolio      Portfolio
---------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $625,823,460 and
   $70,771,861, respectively)                                  $557,000,167    $82,826,995
  Repurchase agreements, at value (Cost -- $72,511,000
   and $4,844,000, respectively)                                 72,511,000      4,844,000
  Cash                                                                1,548             88
  Dividends and interest receivable                                  45,638         36,456
  Receivable for Fund shares sold                                    32,035        183,030
  Receivable for securities sold                                         --        352,504
  Receivable from broker -- variation margin                             --          3,635
  Other receivables                                                  61,715          5,910
---------------------------------------------------------------------------------------------
  Total Assets                                                  629,652,103     88,252,618
---------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                4,906,583      1,318,636
  Management fee payable                                            416,558         53,173
  Payable for Fund shares reacquired                                399,429            185
  Accrued expenses                                                   45,654         22,278
---------------------------------------------------------------------------------------------
  Total Liabilities                                               5,768,224      1,394,272
---------------------------------------------------------------------------------------------
Total Net Assets                                               $623,883,879    $86,858,346
---------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                  $        546    $        70
  Capital paid in excess of par value                           698,864,463     83,733,656
  Accumulated net realized loss from investment
   transactions and futures contracts                            (6,157,837)    (8,983,796)
  Net unrealized appreciation (depreciation) of investments
   and futures contracts                                        (68,823,293)    12,108,416
---------------------------------------------------------------------------------------------
Total Net Assets                                               $623,883,879    $86,858,346
---------------------------------------------------------------------------------------------
Shares Outstanding                                               54,563,714      7,030,721
---------------------------------------------------------------------------------------------
Net Asset Value                                                $      11.43    $     12.35
---------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              20 Travelers Series Fund Inc. | 2003 Annual Report

 STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED OCTOBER 31, 2003

                                                            Smith Barney    Smith Barney
                                                          Aggressive Growth Mid Cap Core
                                                              Portfolio      Portfolio
----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                 $   1,230,012   $   516,461
  Interest                                                        427,279        32,129
  Less: Foreign withholding tax                                   (17,504)       (2,539)
---------------------------------------------------------------------------------------
  Total Investment Income                                       1,639,787       546,051
---------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                      3,940,249       496,901
  Audit and legal                                                  31,837        19,006
  Custody                                                          24,248        24,392
  Shareholder communications                                       22,672        11,798
  Directors' fees                                                  11,702         2,981
  Shareholder servicing fees                                        4,585         4,998
  Other                                                             3,766         3,279
---------------------------------------------------------------------------------------
  Total Expenses                                                4,039,059       563,355
---------------------------------------------------------------------------------------
Net Investment Loss                                            (2,399,272)      (17,304)
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS
(NOTES 3 AND 5):
 Realized Gain (Loss) From:
   Investment transactions                                     (3,239,861)    1,814,808
   Futures contracts                                                   --       197,244
---------------------------------------------------------------------------------------
  Net Realized Gain (Loss)                                     (3,239,861)    2,012,052
---------------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation (Depreciation) of
 Investments and Futures Contracts:
   Beginning of year                                         (186,711,871)     (529,248)
   End of year                                                (68,823,293)   12,108,416
---------------------------------------------------------------------------------------
  Change in Net Unrealized
   Appreciation (Depreciation)                                117,888,578    12,637,664
---------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                 114,648,717    14,649,716
---------------------------------------------------------------------------------------
Increase in Net Assets From Operations                      $ 112,249,445   $14,632,412
---------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              21 Travelers Series Fund Inc. | 2003 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS


                                                              For the Years
                                                            Ended October 31,
Smith Barney Aggressive Growth Portfolio                   2003           2002
-----------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                                  $ (2,399,272) $  (2,098,569)
  Net realized loss                                      (3,239,861)    (2,615,597)
  (Increase) decrease in net unrealized depreciation    117,888,578   (139,378,239)
----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations     112,249,445   (144,092,405)
----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                      113,070,096    227,995,910
  Cost of shares reacquired                             (16,650,404)   (34,982,576)
----------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions    96,419,692    193,013,334
----------------------------------------------------------------------------------
Increase in Net Assets                                  208,669,137     48,920,929
NET ASSETS:
  Beginning of year                                     415,214,742    366,293,813
----------------------------------------------------------------------------------
  End of year                                          $623,883,879  $ 415,214,742
----------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              22 Travelers Series Fund Inc. | 2003 Annual Report

                                                                        For the Years
                                                                      Ended October 31,
Smith Barney Mid Cap Core Portfolio                                   2003         2002
-------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                                             $   (17,304) $   (52,082)
  Net realized gain (loss)                                          2,012,052   (8,961,877)
  Increase in net unrealized appreciation                          12,637,664    2,519,784
------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                14,632,412   (6,494,175)
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                    --      (58,090)
------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                           --      (58,090)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                                 18,586,469   32,112,318
  Net asset value of shares issued for reinvestment of dividends           --       58,090
  Cost of shares reacquired                                        (3,004,974)  (3,349,324)
------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions              15,581,495   28,821,084
------------------------------------------------------------------------------------------
Increase in Net Assets                                             30,213,907   22,268,819
NET ASSETS:
  Beginning of year                                                56,644,439   34,375,620
------------------------------------------------------------------------------------------
  End of year                                                     $86,858,346  $56,644,439
------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              23 Travelers Series Fund Inc. | 2003 Annual Report

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio ("Fund(s)") are separate diversified investment funds of the Travelers Series Fund Inc. ("Company"). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Funds and thirteen other separate investment funds: Smith Barney Large Cap Value, Strategic Equity (formerly known as Alliance Growth), Van Kampen Enterprise, Smith Barney International All Cap Growth, Travelers Managed Income, Pioneer Strategic Income (formerly known as Putnam Diversified Income), Salomon Brothers Strategic Total Return Bond, Smith Barney High Income, MFS Total Return, Smith Barney Money Market, AIM Capital Appreciation, Smith Barney Large Capitalization Growth and SB Adjustable Rate Income Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies followed by the Funds are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities traded in the over-the-counter market and listed securities for which no sales prices were reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; the Funds

              24 Travelers Series Fund Inc. | 2003 Annual Report distribute dividends and capital gains, if any, at least annually; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) the accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, the accumulated net investment loss amounting to $2,399,272 and $17,304 was reclassified to paid-in-capital for the Aggressive Growth Portfolio and Mid Cap Core Portfolio, respectively. Net investment income, net realized gains and net assets were not affected by this change; (k) the Funds intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup") acts as investment manager of the Smith Barney Aggressive Growth Portfolio ("SBAG") and Smith Barney Mid Cap Core Portfolio ("SBMCC"). SBAG and SBMCC pay SBFM a management fee calculated at the annual rates of 0.80% and 0.75%, respectively, of the average daily net assets of each Fund. These fees are calculated daily and paid monthly.

              25 Travelers Series Fund Inc. | 2003 Annual Report

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent and PFPC Inc. ("PFPC") acts as the Funds' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2003, each Fund paid transfer agent fees of $5,000 to CTB.

For the year ended October 31, 2003, Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, received brokerage commissions totaling $9,483.

Most of the officers and one Director of the Company are employees of Citigroup or its affiliates.

3. Investments

During the year ended October 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

                                            SBAG        SBMCC
------------------------------------------------------------------
Purchases                                $52,932,857 $79,134,932
------------------------------------------------------------------
Sales                                      1,087,846  62,687,277
------------------------------------------------------------------

At October 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                              SBAG         SBMCC
---------------------------------------------------------------------
Gross unrealized appreciation            $  72,854,311  $12,913,243
Gross unrealized depreciation             (143,002,103)  (1,264,151)
---------------------------------------------------------------------
Net unrealized appreciation
 (depreciation)                          $ (70,147,792) $11,649,092
---------------------------------------------------------------------

4. Repurchase Agreements

The Funds purchase (and the custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market

              26 Travelers Series Fund Inc. | 2003 Annual Report value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. The Funds enter into such contracts typically to hedge a portion of their portfolio. The Funds bear the market risk that arise from changes in the value of the financial instruments and securities indices.

At October 31, 2003, SBMCC had the following open futures contracts:

                      Number of              Basis      Market   Unrealized
                      Contracts Expiration   Value      Value       Gain
    -----------------------------------------------------------------------
    Contracts To Buy:
    S&P MidCap 400        6       12/03    $1,592,068 $1,645,350  $53,282
    -----------------------------------------------------------------------

At October 31, 2003, SBAG did not hold any futures contracts.

6. Capital Shares

At October 31, 2003, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and has an equal entitlement to any dividends and distributions made by the Fund.

              27 Travelers Series Fund Inc. | 2003 Annual Report

Transactions in shares of each Fund were as follows:

                                               Year Ended       Year Ended
                                            October 31, 2003 October 31, 2002
   --------------------------------------------------------------------------
   Smith Barney Aggressive Growth Portfolio
   Shares sold                                 10,654,092       19,660,697
   Shares reacquired                           (1,773,901)      (3,715,768)
   --------------------------------------------------------------------------
   Net Increase                                 8,880,191       15,944,929
   --------------------------------------------------------------------------
   Smith Barney Mid Cap Core Portfolio
   Shares sold                                  1,721,743        2,750,365
   Shares issued on reinvestment                       --            5,832
   Shares reacquired                             (298,046)        (322,317)
   --------------------------------------------------------------------------
   Net Increase                                 1,423,697        2,433,880
   --------------------------------------------------------------------------

7. Capital Loss Carryforward

At October 31, 2003, the SBAG and SBMCC had, for Federal income tax purposes, approximately $4,833,000 and $8,524,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of expiration for each carryfoward loss is indicated below. Expiration occurs on October 31 of the year indicated:

                              2009      2010       2011
                      ------------------------------------
                      SBAG  $302,000 $1,291,000 $3,240,000
                      ------------------------------------
                      SBMCC       --  8,524,000         --
                      ------------------------------------

8. Income Tax Information and Distributions to Shareholders

At October 31, 2003, the tax basis components of distributable earnings were:

                                                  SBAG         SBMCC
       -----------------------------------------------------------------
       Accumulated capital losses             $ (4,833,338) $(8,524,472)
       -----------------------------------------------------------------
       Unrealized appreciation (depreciation)  (70,147,792)  11,649,092
       -----------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation is attributable primarily to wash sale loss deferrals.

For the year ended October 31, 2003, the Funds did not make any distributions.

              28 Travelers Series Fund Inc. | 2003 Annual Report

9. Subsequent Event

The Funds have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Funds' Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

              29 Travelers Series Fund Inc. | 2003 Annual Report

 FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout the year ended October 31, unless otherwise noted:

Smith Barney Aggressive Growth Portfolio             2003       2002       2001    2000/(1)(2)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $ 9.09    $12.32     $15.03      $10.00
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                                  (0.04)    (0.05)     (0.05)      (0.03)
 Net realized and unrealized gain (loss)               2.38     (3.18)     (2.66)       5.07
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    2.34     (3.23)     (2.71)       5.04
---------------------------------------------------------------------------------------------
Less Distributions From:
 Capital                                                 --        --         --       (0.01)
---------------------------------------------------------------------------------------------
Total Distributions                                      --        --         --       (0.01)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $11.43    $ 9.09     $12.32      $15.03
---------------------------------------------------------------------------------------------
Total Return/(3)/                                     25.74%   (26.22)%   (18.03)%     50.41%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $623,884  $415,215   $366,294    $164,553
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(4)/                                         0.82%     0.83%      0.84%       0.99%
 Net investment loss                                  (0.49)    (0.50)     (0.40)      (0.21)
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   0%        9%         3%          0%
---------------------------------------------------------------------------------------------

(1) For the period November 1, 1999 (commencement of operations) to October
    31, 2000.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected would reduce the total returns for all periods shown.
(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.00%.

              30 Travelers Series Fund Inc. | 2003 Annual Report

For a share of capital stock outstanding throughout the year ended October 31, unless otherwise noted:

Smith Barney
Mid Cap Core Portfolio                       2003       2002      2001   2000/(1)/
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $10.10    $10.83    $14.22    $10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(2)/          (0.00)*   (0.02)     0.02      0.06
  Net realized and unrealized gain (loss)     2.25     (0.70)    (3.36)     4.17
--------------------------------------------------------------------------------
Total Income (Loss) From Operations           2.25     (0.72)    (3.34)     4.23
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --     (0.01)    (0.05)    (0.01)
--------------------------------------------------------------------------------
Total Distributions                             --     (0.01)    (0.05)    (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.35    $10.10    $10.83    $14.22
--------------------------------------------------------------------------------
Total Return/(3)/                            22.28%    (6.64)%  (23.56)%   42.36%
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $86,858   $56,644   $34,376   $17,498
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)(4)/                            0.85%     0.90%     0.95%     0.95%
  Net investment income (loss)               (0.03)    (0.10)     0.25      0.72
--------------------------------------------------------------------------------
Portfolio Turnover Rate                         98%       79%       45%       61%
--------------------------------------------------------------------------------

(1) For the period November 1, 1999 (commencement of operations) to October 31, 2000.
(2) The manager has agreed to waive a portion of its management fee for the year ended October 31, 2001 and the period ended October 31, 2000. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:

     Per Share Decreases to   Expense Ratios
     Net Investment Income  Without Fee Waivers
     ---------------------- -------------------
2001         $0.00*                0.96%
2000          0.04                 1.46

(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected would reduce the total returns for all periods shown.
(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
* Amount represents less than $0.01 per share.

              31 Travelers Series Fund Inc. | 2003 Annual Report

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney Aggressive Growth and Smith Barney Mid Cap Core Portfolios ("Fund(s)") of Travelers Series Fund Inc. ("Company") as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian or brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds of the Company as of October 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four- year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP
New York, New York
December 10, 2003

              32 Travelers Series Fund Inc. | 2003 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. ("Company") are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below.

                                                                           Number of
                                     Term of                              Portfolios
                                   Office* and         Principal            in Fund            Other
                       Position(s)   Length          Occupation(s)          Complex        Directorships
                        Held with    of Time          During Past          Overseen           Held by
Name, Address, and Age    Fund       Served           Five Years          by Director        Director
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

Non-Interested Directors:
 Abraham E. Cohen       Director      Since    Consultant to Chugai           17      Director of Agouron
 444 Madison Avenue                   1996     Pharmaceutical Co. Ltd.                Pharmaceuticals, Inc.,
 Suite 1201                                                                           Akzo Nobel NV,
 New York, NY 10022                                                                   Teva Pharmaceutical
 Age 67                                                                               Inc., Ltd., Chugai
                                                                                      Pharmaceutical Co.
                                                                                      Ltd., Pharmaceutical
                                                                                      Product Development,
                                                                                      Inc. and Axonyx Inc.;
                                                                                      Chairman of
                                                                                      Vasomedical, Inc.,
                                                                                      Neurobiological
                                                                                      Technologies Inc.
                                                                                      and Kramex Corp.

 Robert A. Frankel      Director      Since    Managing Partner of            24               None
 1961 Deergrass Way                   1999     Robert A. Frankel
 Carlsbad, CA 92009                            Managing Consultants;
 Age 76                                        Former Vice President of
                                               The Readers Digest
                                               Association, Inc.

 Michael E. Gellert     Director      Since    General Partner of             17      Director of Dalet S.A.,
 122 East 42nd Street                 1999     Windcrest Partners, a                  Devon Energy Corp.,
 47th Floor                                    venture capital firm                   High Speed Access
 New York, NY 10168                                                                   Corp., Human, Inc.,
 Age 72                                                                               SEACOR Smit, Inc.
                                                                                      and Six Flags, Inc.

 Rainer Greeven         Director      Since    Attorney, Rainer               17      Director of
 630 5th Avenue                       1994     Greeven PC                             Continental
 Suite 1905                                                                           Container Corp.
 New York, NY 10111
 Age 67

 Susan M. Heilbron      Director      Since    Owner/Consultant of            17      Director of National
 P.O. Box 557                         1994     Lacey & Heilbron, a public             Multiple Sclerosis
 Chilmark, MA 02535                            relations firm                         Society, New York
 Age 58                                                                               City Chapter


              33 Travelers Series Fund Inc. | 2003 Annual Report

                                                                              Number of
                                      Term of                                Portfolios
                                    Office* and          Principal             in Fund       Other
                      Position(s)     Length           Occupation(s)           Complex   Directorships
Name, Address,         Held with      of Time           During Past          Overseen by    Held by
and Age                  Fund         Served            Five Years            Director     Director
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

Interested Director:

R. Jay Gerken, CFA** Chairman,         Since    Managing Director of             220         None
Citigroup Asset      President and     2002     Citigroup Global Markets
Management ("CAM")   Chief                      Inc. ("CGM") Chairman,
399 Park Avenue      Executive                  President and Chief
New York, NY 10022   Officer                    Executive Officer of Smith
Age 52                                          Barney Fund Management
                                                LLC ("SBFM"), Travelers
                                                Investment Adviser, Inc.
                                                ("TIA") and Citi Fund
                                                Management Inc.
                                                ("CFM"); President and
                                                Chief Executive Officer of
                                                certain mutual funds
                                                associated with Citigroup
                                                Inc. ("Citigroup"); Formerly
                                                Portfolio Manager of Smith
                                                Barney Allocation Series
                                                Inc. (from 1996-2001) and
                                                Smith Barney Growth and
                                                Income Fund (from 1996-
                                                2000)

Officers:
Andrew B. Shoup***   Senior Vice       Since    Director of CAM; Senior          N/A         N/A
CAM                  President and     2003     Vice President and Chief
125 Broad Street     Chief                      Administrative Officer of
10th Floor           Administrative             mutual funds associated
New York, NY 10004   Officer                    with Citigroup; Head of
Age 47                                          International Funds
                                                Administration of CAM
                                                (from 2001 to 2003);
                                                Director of Global Funds
                                                Administration of CAM
                                                (from 2000 to 2001);
                                                Head of U.S. Citibank
                                                Funds Administration of
                                                CAM (from 1998 to 2000)

Richard L. Peteka    Chief             Since    Director of CGM; Chief           N/A         N/A
CAM                  Financial         2002     Financial Officer and
125 Broad Street     Officer and                Treasurer of certain
11th Floor           Treasurer                  mutual funds affiliated
New York, NY 10004                              with Citigroup; Director
Age 42                                          and Head of Internal
                                                Control for CAM U.S.
                                                Mutual Fund
                                                Administration (from
                                                1999-2002); Vice
                                                President, Head of Mutual
                                                Fund Administration and
                                                Treasurer at Oppenheimer
                                                Capital (from 1996-1999)

Richard A. Freeman   Vice President    Since    Managing Director of             N/A         N/A
CAM                  and               1999     CGM and Investment
399 Park Avenue      Investment                 Officer of SBFM
New York, NY 10022   Officer
Age 50

              34 Travelers Series Fund Inc. | 2003 Annual Report

                                                                                Number of
                                         Term of                               Portfolios
                                       Office* and          Principal            in Fund       Other
                          Position(s)    Length           Occupation(s)          Complex   Directorships
Name, Address,             Held with     of Time           During Past         Overseen by    Held by
and Age                      Fund        Served            Five Years           Director     Director
--------------------------------------------------------------------------------------------------------
Lawrence B. Weissman     Vice             Since    Managing Director of            N/A          N/A
CAM                      President and    1999     CGM and Investment
300 First Stamford Place Investment                Officer of SBFM
Stamford, CT 06902       Officer
Age 41

Kaprel Ozsolak           Controller       Since    Vice President of CGM;          N/A          N/A
CAM                                       2002     Controller of certain funds
125 Broad Street                                   associated with Citigroup
11th Floor
New York, NY 10004
Age 38

Robert I. Frenkel        Secretary***     Since    Managing Director and           N/A          N/A
CAM                      and Chief        2003     General Counsel, Global
300 First Stamford Place Legal Officer             Mutual Funds for CAM
4th Floor                                          and its predecessor (since
Stamford, CT 06902                                 1994); Secretary of CFM
Age 48                                             Fund Management Inc.;
                                                   Secretary and Chief Legal
                                                   Officer of mutual funds
                                                   associated with Citigroup

--------
 * Each Director and officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
***  As of November 25, 2003.

              35 Travelers Series Fund Inc. | 2003 Annual Report

TRAVELERS SERIES
FUND INC.


         DIRECTORS                 INVESTMENT MANAGER
         Abraham E. Cohen          Smith Barney Fund Management LLC
         Robert A. Frankel
         Michael E. Gellert        CUSTODIAN
         R. Jay Gerken, CFA        State Street Bank and
          Chairman                  Trust Company
         Rainer Greeven
         Susan M. Heilbron         ANNUITY
                                   ADMINISTRATION
         OFFICERS                  Travelers Annuity Investor Services
         R. Jay Gerken, CFA        One Cityplace
         President and Chief       Hartford, CT 06103-3415
         Executive Officer
                                   * As of November 25, 2003.
         Andrew B. Shoup*
         Senior Vice
         President and
         Chief Administrative
         Officer

         Richard L. Peteka
         Chief Financial Officer
         and Treasurer

         Richard A. Freeman
         Vice President and
         Investment Officer

         Lawrence B. Weissman, CFA
         Vice President and
         Investment Officer

         Kaprel Ozsolak
         Controller

         Robert I. Frenkel
         Secretary* and
         Chief Legal Officer

  Travelers Series Fund Inc.




  Smith Barney Aggressive Growth Portfolio

  Smith Barney Mid Cap Core Portfolio
  The Funds are separate investment funds of the Travelers Series Fund Inc., a Maryland corporation.


  This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. -- Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Funds, which contains information concerning the Funds' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004





 IN0903 12/03                                                            03-5782

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Robert A. Frankel, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Frankel as the Audit Committee's financial expert. Mr. Frankel is an "independent" Director pursuant to paragraph (a)(2) of
         Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
             Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a) Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b) Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Travelers Series Fund Inc.

By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Travelers Series Fund Inc.

Date: January 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      Travelers Series Fund Inc.

Date: January 2, 2004

By:   /s/ Richard L. Peteka
      (Richard L. Peteka)
      Chief Financial Officer of
      Travelers Series Fund Inc.

Date: January 2, 2004